American Century World Mutual Funds, Inc.

Prospectus Supplement

NT Emerging Markets Fund

Supplement dated December 24, 2008 ¡ Prospectus dated April 1, 2008

The following replaces the section The Fund Management Team on page 11.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the fund is identified below:

Patricia Ribeiro

Ms. Ribeiro, Portfolio Manager and Senior Investment Analyst, joined American Century Investments and the team that manages the fund in 2006. From August 2005 to December 2005, she was a managing director at Medley Global Advisors LLC. From February 2005 to August 2005, she was an independent consultant for Black Arrow Capital Management LLC. From 1998 to 2001, she was at Citigroup Asset Management and most recently held the title of managing director. She has a bachelor’s degree in accounting from Rutgers University.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of her compensation, and her ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

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